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                                                                   Exhibit 10.51

                                    AMENDMENT

     Lionbridge Technologies Holding, Inc. ("LTHI") and Morgan Stanley Venture Capital Fund II Annex, L.P. and Morgan Stanley Venture Investors Annex, L.P., (collectively, ("Morgan"), amend the Senior Subordinated Promissory Note issued by LTBV to Morgan on March 9, 1999 by changing the payment date reflected therein to April 15, 2002.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or duly authorized representatives as of the 31st day of December, 2001.

                                MORGAN STANLEY VENTURE CAPITAL FUND II ANNEX,
                                L.P.


                                By: Morgan Stanley Venture Partners II, L.P., its General Partner


                                By: Morgan Stanley Venture Capital II, Inc., its Managing General Partner


                                By:  /s/ Debra Abramovitz
                                     ---------------------------------------


                                MORGAN STANLEY VENTURE INVESTORS ANNEX, L.P.


                                By: Morgan Stanley Venture Partners II, L.P., its General Partner


                                By: Morgan Stanley Venture Capital II, Inc., its Managing General Partner


                                By:  /s/ Debra Abramovitz
                                     ---------------------------------------


                                LIONBRIDGE TECHNOLOGIES HOLDINGS, INC.


                                By:  /s/ Stephen J. Lifshatz
                                     ---------------------------------------